THE FBR FUNDS
Equity Funds

SUPPLEMENT DATED MARCH 22, 2004
TO THE PROSPECTUS DATED FEBRUARY 28, 2004

This supplement to the Prospectus dated February 28, 2004 for The FBR Funds, Equity Funds, updates certain information on page [15] of the Prospectus as described below.  For further information, please contact the Funds toll-free at 1.888.888.0025.

Investment Adviser
FBR Fund Advisers, Inc., located at 1001 Nineteenth Street North, Arlington, VA 22209, serves as the investment adviser to the Funds.  The Adviser directs the investment of each Fund's assets, subject at all times to the supervision of the Board of Trustees ("Board") of The FBR Funds (the "Trust"). The Adviser continually conducts investment research and supervision for the Funds and is responsible for the purchase and sale of each Fund's investments with the exception of the Small Cap Fund for which it has retained a sub-adviser.  The Adviser was organized as a Delaware corporation in 1996 and is registered with the Securities and Exchange Commission as an investment adviser. As of January 31, 2004, it managed approximately $1.3 billion of net assets on behalf of the Funds.  The Adviser is a subsidiary of Friedman, Billings, Ramsey Group, Inc., a financial services holding company. The Adviser and its asset management affiliates manage approximately $2.8 billion of gross assets (including leverage) for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships.

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